Exhibit 99.2

Acceptance Form

In order to accept the Offer set out in the bidder's statement you need to complete and sign this Acceptance Form.

We understand that this Acceptance Form is longer than those you are accustomed to, but we urge to you read the entire form carefully.  This is an important document.  If you are in doubt as to how to complete this form, please consult your financial adviser or other professional adviser immediately.

Takeover Offer by Empire Energy Corporation International (Empire Energy) to exchange all your shares in Great South Land Minerals Limited (GSLM) for an equivalent number of shares in Empire Energy.

Use this Acceptance Form to accept the Offer from Empire Energy.   By accepting this offer, your acceptance relates to all of the GSLM Shares held by you at the date of acceptance.   You cannot accept the Offer for only part of your holding.   You should carefully read the Bidder's Statement which accompanies this Acceptance Form in its entirety.  To accept the Offer contained in that document, you must complete this form and mail or deliver this form along with your share certificate, if you were issued one, by hand or mail to Interwest Transfer Company, Inc. (“Interwest”), the transfer agent, using the enclosed pre-paid envelope (Australian resident shareholders only) at the following address:

1981 E. Murray Holiday Road, Suite 100

Salt Lake City, UT  84117

United States of America

You should seek appropriate independent financial and taxation advice before deciding whether to accept this Offer.

Words used in this Acceptance Form have the same meaning as those defined in Section 14 of the Bidder's Statement.

You will receive one (1) share of Empire Energy common stock for each one (1) ordinary share of GSLM surrendered.

Acceptance Instructions

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Please sign and date this Application Form in the signature section on page 3 of this Acceptance Form.

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Joint shareholders:   If your GSLM Shares are held in the names of more than one person, all of you must complete and sign the Acceptance Form.

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Companies:   This form must be signed by two directors, a director and company secretary, or by the sole director in the case of an Australian company with a sole director who is also the sole company secretary or in the case of a USA company with a sole director and no company secretary.   Delete titles as applicable.

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Under powers of attorney:   If this Acceptance Form is signed under a power of attorney, please attach a certified copy of power of attorney to this Acceptance Form when you return it.

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Deceased estates:   When you return this Acceptance Form, please attach it to a certified copy of probate, letters of administration or certificate of grant accompanied (where required by law for the purpose of transfer) by a certificate of payment of death or succession duties and (if necessary) a statement in terms of section 1071B(9)(b)(iii) of the Corporations Act.

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Sale and purchase of shares:   If you have sold some of your GSLM Shares or bought some GSLM Shares, amend the number of GSLM Shares held by you as shown on the front page of the Acceptance Form and initial the amendment.

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If you have any queries in relation to the name in which your GSLM shares are held or the number of shares held, you should contact Rod Tabor of GSLM on telephone + 61 3 6234 5908.

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Empire Energy will pay for the costs of the exchange only if the duly executed Acceptance Form is received by Interwest on or before 5pm 7 April 2005 (Salt Lake City, USA time) or 12pm on 8 April 2005 (Australian Eastern Standard Time).

Information you supply on this Acceptance Form will be used by Interwest and/ or Empire Energy for the primary purpose of processing your acceptance of the Offer and to provide you with the consideration payable under the Offer.   This information may be disclosed to Interwest's and/ or Empire Energy's professional advisers, securities brokers, printing and mailing service providers and other third parties in connection with the Offer.   If you fail to supply this information your acceptance may not be processed and you may not receive the consideration payable.   You may have rights to access the personal information you have supplied.

Signing declaration

By signing this Acceptance Form, the person(s) named below, being the holder(s) of the GSLM Shares shown below:

(a)

Acknowledge that I/we have read the Bidder's Statement, including the risks in section 10.

(b)

Accept the Offer in respect of all my/our GSLM Shares and hereby agree to transfer to Empire Energy the number of GSLM Shares described below in exchange for an equivalent number of Empire Energy Shares, as specified in the Offer.

(c)

Agree to be bound by the terms and conditions of the Offer (including my/our representations, warranties and agreements) set out in Section 2 of the Bidder's Statement.

(d)

Represent and warrant that I/we have full authority to deposit and surrender the GSLM shares.

(e)

Represent and warrant that any share certificates that I/we have received relating to an interest in GSLM shares is/are enclosed with this Acceptance Form.

(f)

Under penalty of perjury affirm that all statements made in connection with this Acceptance Form are true and accurate as at the date of signing.

If this Acceptance Form is signed under power of attorney, the attorney declares that he/she has no notice of the revocation of the power of attorney.

YOUR ACCEPTANCE MUST BE RECEIVED BY NO LATER THAN THE END OF THE OFFER PERIOD WHICH IS 5:00PM SALT LAKE CITY USA TIME ON 7 APRIL 2005 OR 12:00PM AUSTRALIAN EASTERN STANDARD TIME ON 8 APRIL 2005 (UNLESS THE OFFER IS EXTENDED).

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Ladies and Gentleman:

In connection with the exchange offer for the ordinary shares of GSLM, the undersigned hereby tenders the below-listed ordinary shares, no par value per share, of GSLM.

The undersigned hereby represents and warrants that he/she has full authority to tender the shares listed below, for exchange as specified below, and that, upon request, the undersigned will execute any additional documents necessary or desirable to perfect the surrender and deposit, to permit the completion of the exchange, or both.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.  The representations, warranties, covenants, and agreements of the undersigned contained in this Acceptance Form shall survive the delivery of this Acceptance Form.

Shareholder Details:

<Mail merged pre-printed name(s) of shareholder(s) as set out in the Shareholder register>

<Mail merged pre-printed address of shareholder(s) as set out in the Shareholder register>

Number of GSLM Shares held
<Mail merged number of shares owned by the shareholder(s)

US Compliance (Refer to explanation overleaf):

Please tick the appropriate box below

I have possession of a GSLM share certificate and have enclosed it with my Acceptance Form	I do not have possession of the share certificate or have never been issued a GSLM share certificate
_____________	_____________

Signature(s)

Securityholder 1 (individual)

Joint Securityholder 2 (Individual)

Joint Securityholder 3 (Individual)

Date:	Date:	Date:

Sole Director and Sole Secretary

Director/company Secretary

Director

(if Australian company)

(if company)

(if company)

Please enter your telephone number where you may be contacted during business hours
(   )……………

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US Compliance

Please indicate “yes,” “no” or “not applicable” to each of the questions below.

1.

Did you purchase some of all of your GSLM shares from GSLM within the last two years?  ____________

2.

If you purchased all of your GSLM shares more than two years ago, did you make some or all of your payment for those shares within the last two years?____________

3.

Are you now or have you within the last three months been a director, an officer or a holder of more than 10% of the issued or outstanding shares of either Empire Energy or GSLM?  ____________

4.

If you answered “yes” to either question 1 or 2 above, at the time of offer, sale or payment were you, or was the entity on whose behalf you are accepting the Offer, any of the below?  ____________

a.

a natural person resident in the United States

b.

a partnership or corporation organised or incorporated under the laws of the United States

c.

a trust of which any trustee is a US person

d.

an estate of which any executor or administrator is a US person

e.

a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US person

f.

a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organised, incorporated, or (if an individual) resident in the United States (unless such discretionary account is held for the account or benefit of a non-US person)

g.

an agency or branch of a non-US entity located in the United States

If you answered “yes” to either question 3 or question 4, please write the word “yes” in the space labeled “US Compliance” on page 3.

If you answered “no” to questions 1-3 above and “not applicable” to question 4, please write the word “no” in the space labelled “US Compliance” on page 3.

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